UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 22, 2010

MEDIA GENERAL, INC.

(Exact name of registrant as specified in its charter)

Commonwealth of Virginia	1-6383	54-0850433
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

333 E. Franklin St., Richmond, VA	23219
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (804) 649-6000

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07     Submission of Matters to a Vote of Security Holders

The Annual Meeting of Media General, Inc. was held on April 22, 2010, for the purpose of electing a board of directors.

The following votes were cast in reference to electing members to the board of directors.

Class A Directors	Class A Shares Voted “FOR”	Class A Shares Voted “WITHHELD”
Scott D. Anthony	16,347,134	422,832
Dennis J. FitzSimons	16,427,064	342,902
Carl S. Thigpen	16,407,933	362,033

Class B Directors	Class B Shares Voted “FOR”	Class B Shares Voted “WITHHELD”
O. Reid Ashe, Jr.	528,826	1,540
J. Stewart Bryan III	528,826	1,540
Diana F. Cantor	530,366	0
Marshall N. Morton	528,826	1,540
Thompson L. Rankin	528,826	1,540
Rodney A. Smolla	528,826	1,540
Walter E. Williams	530,366	0
Coleman Wortham III	530,366	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDIA GENERAL, INC.
(Registrant)

Date April 26, 2010

/s/ John A. Schauss
John A. Schauss
Vice President - Finance and Chief Financial Officer